Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
          4/27/98

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

               (a)       The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                      no

                         Initial ADCB                                                                                 273,826,503.00

                                                                                                    ADCB of
                                                   ADCB of                                        Cumulative            Cumulative
                                                 Cumulative                Cumulative         Defaulted Contracts        Net Loss
                                             Defaulted Contracts           Recoveries          net of Recoveries          Ratio
                                             -------------------           ----------          -----------------          -----
                         2 months prior           609,386.47               151,558.41             457,828.06               0.17%
                         1 month prior            662,179.25               272,007.15             390,172.10               0.14%
                         Current                1,058,063.90               314,604.74             743,459.16               0.27%
                         Average                  776,543.21               246,056.77             530,486.44               0.19%

                         Annualized maximum Cumulative Net Loss Ratio                                                      1.00%
                         Average Cumulative Net Loss Ratio                                                                 0.19%

Cumulative Net Loss Ratio means, for any date of determination, the fraction
(expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff
Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff
Date.



B) A Servicer Event has occurred and is continuing (yes/no)                                                                 no

C) An Event of Default has occurred and is continuing (yes/no)                                                              no

               (a)       failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)          no

               (b)       failure to pay the then outstanding principal amount of any Note, if any, on its                   no
                         related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                            no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
          4/27/98

Obligor Event Trigger Determination
-----------------------------------


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                        yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
       as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                     no

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no / n/a
     if not applicable)                                                                                                    n/a
       a) the Defaulted Contract has been replaced with an eligible Substitute Contract                                    n/a
       b) a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are expected       n/a
       c) a Successor Servicer has been appointed                                                                          n/a


An Obligor Event has occurred and is continuing                                                                            n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                    273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                          0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                              0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted
     Contracts exceeds 10% (yes/no)                                                                                        no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                          0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                       no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                       n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

           (i)      The ADCB of all End-User Contracts with Obligors that are governmental entities or
                    municipalities exceeds 1.13% of 0.00% the ADCB of the Contract Pool                                    no

           (ii)     The ADCB of all End-User Contracts which finance, lease or are related to Software
                    exceeds 3.88% of the ADCB of the Contract Pool                                                        2.32%
                                                                                                                           no

          (iii)     The ADCB of all End-User Contracts with Obligors who comprise the three largest
                    Obligors (measured by ADCB as of the                                                                  4.39%
                    date of determination) exceeds 5.09% of the ADCB of the Contract Pool                                  no

          (iv)      The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors
                    (measured by ADCB as of the date 19.92% of determination) exceeds 24.79% of the ADCB
                    of the Contract Pool                                                                                   no

           (v)      The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor
                    Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool             18.50%
                                                                                                                           no

          (vi)      The ADCB of all End-User Contracts with Obligors thereof located in a single State of the
                    United States exceeds 17.73% of the ADCB of the Contract Pool                                        13.55%
                                                                                                                           no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
          4/27/98

                                                                                              Collection                 Reserve
                                                                                                Account                   Fund
                                                                                                -------                   ----
Beginning Account Balance                                                                           0.00              2,738,265.00
Investment Earnings                                                                            63,141.37                 12,665.10

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads      7,332,123.11
Add: Prepayment Amounts                                                                     7,698,989.20
Add: Recoveries                                                                                42,597.59
Add: Investment Earnings                                                                       63,141.37                 12,665.10
Add: Late Charges                                                                               5,178.82
Add: Expired Lease Proceeds                                                                         0.00
Add: Servicer Advances                                                                              0.00



Available Amounts                                                                          15,142,030.09              2,750,930.10
-----------------



Payments on Distribution Date
-----------------------------

 (A) **  Indenture Trustee Fees (first in funds allocation during a Restricting Event               0.00
              or an Event of Default)
   (A)   Unreimbursed Servicer Advances                                                             0.00

   (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                  84,374.57

   (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                    0.00

   (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid              980,279.07

   (E)   Class B Notes interest, due and accrued, including any amounts unpaid                 42,735.17

   (F)   Class C Notes interest, due and accrued, including any amounts unpaid                 29,279.07

   (G)   Class D Notes interest, due and accrued, including any amounts unpaid                 34,445.34

   (H)   The Class A-1 Principal Payment Amount                                                     0.00

   (I)   The Class A-2 Principal Payment Amount                                            12,960,401.64

   (J)   The Class B Principal Payment Amount                                                 555,445.78

   (K)   The Class C Principal Payment Amount                                                 370,297.19

   (L)   The Class D Principal Payment Amount                                                  84,772.26

   (M)   Amounts required to meet the Reserve Fund Amount                                           0.00                      0.00

   (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                       0.00
         (applicable only if an Obligor Event has occurred and is continuing)


   (N)   Any excess to Certificateholders                                                           0.00

Distributions to Noteholders and Certificateholders                                        15,142,030.09                 12,665.10

Ending balance of accounts                                                                          0.00              2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules


          4/27/98
          A Restricting Event has occurred and is continuing (yes\no)                                        no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                          0.00


Unreimbursed Servicer Advances
------------------------------

   (i)    Current month Unreimbursed Servicer Advances                                                            0.00
   (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                              0.00
  (iii)   Total Unreimbursed Servicer Advances due  ( (i) + (ii) )                                                0.00
   (iv)   Unreimbursed Servicer Advances distributed                                                              0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                                    0.00



Servicing Fee Schedule
----------------------

   (i)    Servicing Fee Percentage                                                                                0.50%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                              202,498,963.46
  (iii)   Servicing Fee  ( ( (i) / 12 ) x (ii) )                                                             84,374.57
   (iv)   Servicing Fee accrued but not paid in prior periods                                                     0.00
   (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                84,374.57
   (vi)   Monthly Servicing Fee distributed                                                                  84,374.57
          Servicing Fee accrued but not paid                                                                      0.00

Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                     0.00
   (i)    Class A-1 Interest Rate                                                                               5.7325%
   (ii)   Number of days in Accrual Period                                                                            0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                 0.0000%
          Current Class A-1 interest due                                                                          0.00
          Prior Class A-1 interest arrearage                                                                      0.00
          Current Period Interest Shortfall                                                                       0.00

          Class A-1 interest distribution                                                                         0.00

Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                           184,089,966.96
          Class A-2 Interest Rate                                                                               6.3900%
          Class A-2 Interest Rate x 30/360                                                                      0.5325%
          Current Class A-2 interest due                                                                    980,279.07
          Prior Class A-2 interest arrearage                                                                      0.00
          Current Period Interest Shortfall                                                                       0.00

          Class A-2 interest distribution                                                                   980,279.07


Class B Interest Schedule
-------------------------

          Opening Class B principal balance                                                               7,889,569.93
          Class B Interest Rate                                                                                 6.5000%
          Class B Interest Rate x 30/360                                                                        0.5417%
          Current Class B interest due                                                                       42,735.17
          Prior Class B interest arrearage                                                                        0.00
          Current Period Interest Shortfall                                                                       0.00

          Class B interest distribution                                                                      42,735.17

Heller Equipment Asset Receivables Trust 1997-1

------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Schedules Continued
          4/27/98
Class C Interest Schedule

          Opening Class C principal balance                                                                             5,259,713.29
          Class C Interest Rate                                                                                              6.6800%
          Class C Interest Rate x 30/360                                                                                     0.5567%
          Current Class C interest due                                                                                     29,279.07
          Prior Class C interest arrearage                                                                                      0.00
          Current Period Interest Shortfall                                                                                     0.00

          Class C interest distribution                                                                                    29,279.07

Class D Interest Schedule

          Opening Class D principal balance                                                                             5,417,352.89
          Class D Interest Rate                                                                                              7.6300%
          Class D Interest Rate x 30/360                                                                                     0.6358%
          Current Class D interest due                                                                                     34,445.34
          Prior Class D interest arrearage                                                                                      0.00
          Current Period Interest Shortfall                                                                                     0.00

          Class D interest distribution                                                                                    34,445.34

Class A-1 Principal Schedule
          Class A-1 Maturity Date                                                                                            9/25/98
    (i)   Opening Class A-1 principal balance                                                                                   0.00
   (ii)   ADCB as of last day of second preceding Collection Period                                                   202,498,963.46
  (iii)   ADCB as of last day of immediately preceding Collection Period                                              188,242,521.67
          Expected Class A-1 Payment ( (ii) - (iii) )                                                                  14,256,441.79
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                         0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                        0.00
          Class A-1 Principal Payment Amount distribution                                                                       0.00
                                      Shortfall                                                                                 0.00
          Class A-1 Principal Balance after current distribution                                                                0.00

Class A-2 Principal Schedule

    (i)   Opening Class A-2 principal balance                                                                         184,089,966.96
   (ii)   Applicable Class A-2 Percentage                                                                                     90.91%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                        188,242,521.67
   (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                         171,129,565.32
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                           12,960,401.64
   (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                   12,960,401.64

          Class A-2 Principal Payment Amount distributed                                                               12,960,401.64
                                      Shortfall                                                                                 0.00
          Class A-2 principal balance after current distribution                                                      171,129,565.32

Class B Principal Schedule

    (i)   Opening Class B principal balance                                                                             7,889,569.93
   (ii)   Applicable Class B Percentage                                                                                        3.90%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                        188,242,521.67
   (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                                             7,334,124.15
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                              555,445.78
   (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                                        555,445.78

          Class B Principal Payment Amount distributed                                                                    555,445.78
                                      Shortfall                                                                                 0.00

          Class B principal balance after current distribution                                                          7,334,124.15


Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          4/27/98

Class C Principal Schedule
--------------------------
   (i)    Opening Class C principal balance                                                               5,259,713.29
   (ii)   Applicable Class C Percentage                                                                           2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes          188,242,521.67
   (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                               4,889,416.10
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                370,297.19
   (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                          370,297.19

          Class C Principal Payment Amount distributed                                                      370,297.19
                                     Shortfall                                                                    0.00

          Class C principal balance after current distribution                                            4,889,416.10


Class D Principal Schedule
--------------------------

   (i)    Opening Class D principal balance                                                               5,417,352.89
   (ii)   Applicable Class D Percentage                                                                           2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes          188,242,521.67
   (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                               4,889,416.10
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                527,936.79
   (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                          527,936.79

          Class D Principal Payment Amount distributed                                                       84,772.26
                                     Shortfall                                                              443,164.53

          Class D principal balance after current distribution                                            5,332,580.63

Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                                                                2,738,265.00
          Initial ADCB                                                                                  273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                             2,738,265.00
                                  (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                                     0.00
          Required deposit to Reserve Fund                                                                        0.00
          Actual deposit to Reserve Fund                                                                          0.00
          Interest Earned on Reserve Account                                                                 12,665.10
          Deposit to Certificateholder                                                                       12,665.10
          Ending Reserve Fund balance                                                                     2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                                     1.45%


Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                                                                   0.00
          Servicing Fee paid                                                                                      0.00



Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
         4/27/98

                                    CUSIP # 423327AA3
         Class A-1
         ---------
         Class A-1 principal balance                                                         0.00
         Initial Class A-1 principal balance                                        62,980,096.00

         Note factor                                                                  0.000000000


                                    CUSIP # 423327AB1
         Class A-2
         ---------
         Class A-2 principal balance                                               171,129,565.32
         Initial Class A-2 principal balance                                       191,678,552.00

         Note factor                                                                  0.892794543


                                    CUSIP # 423327AC9
         Class B
         -------
         Class B principal balance                                                   7,334,124.15
         initial Class B principal balance                                           8,214,795.00

         Note factor                                                                  0.892794543


                                    CUSIP # 423327AD7
         Class C
         -------
         Class C principal balance                                                   4,889,416.10
         Initial Class C principal balance                                           5,476,530.00

         Note factor                                                                  0.892794543


         Class D
         -------
         Class D principal balance                                                   5,332,580.63
         Initial Class D principal balance                                           5,476,530.00

         Note factor                                                                  0.973715223

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
                                    4/27/98

ADCB as of the last day of the Collection Period                                                        188,242,521.67




Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                                      395,884.65
Number of Defaulted Contracts as of the last day of the Collection Period                                            1
Defaulted Contracts as a percentage of ADCB (annualized)                                                          2.52%

DCB of Adjusted Contracts as of the last day of the Collection Period                                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                                      4,594,824.41
Number of Prepaid Contracts as of the last day of the Collection Period                                             10

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0

DCB of Warranty Contracts as of the last day of the Collection Period                                     2,893,387.20
Number of Warranty Contracts as of the last day of the Collection Period                                             1

DCB of repurchased Contracts as of the last day of the Collection Period                                  2,893,387.20
Number of repurchased Contracts as of the Collection Period                                                          1

DCB of Additional Contracts as of the last day of the Collection Period                                           0.00
Number of Additional Contracts as of the Collection Period                                                           0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period             42,597.59

Delinquencies                                                         Dollars                         Percent
                                                                      -------                         -------
         Current                                                  185,560,316.03                       97.89%
         31-60 days past due                                        2,430,684.47                        1.28%
         61-90 days past due                                        1,536,477.21                        0.81%
         Over 90 days past due                                         39,490.22                        0.02%
                                                                  --------------                      -------
         Total                                                    189,566,967.93                      100.00%

         31+ days past due                                          4,006,651.90                        2.11%


(i)      DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                         1,058,063.90
(ii)     Cumulative Recoveries realized on Defaulted Contracts                                              314,604.74
                                                                                                          ------------
         Cumulative net losses to date  ( (i) - (ii) )                                                      743,459.16

        =======================================================================
                                      Static Information

         Initial ADCB                                              273,826,503
         Discount Rate                                                  6.9239%
         Class A-1 Initial Principal Amount                         62,980,096
         Class A-1 Interest Rate                                        5.7325%
         Class A-2 Initial Principal Amount                        191,678,552
         Class A-2 Interest Rate                                        6.3900%
         Class B Initial Principal Amount                            8,214,795
         Class B Interest Rate                                          6.5000%
         Class C Initial Principal Amount                            5,476,530
         Class C Interest Rate                                          6.6800%
         Class D Initial Principal Amount                            5,476,530
         Class D Interest Rate                                          7.6300%
         Reserve Fund Initial Deposit                                2,738,265
         Class A-1 Maturity Date                                       9/25/98
         Classes A-2, B, C, & D Maturity Date                          5/25/05
         Closing Date                                                   9/4/97
        =======================================================================